[PHOTOLOFT.COM LOGO]

                                                          CUSIP NO - 719348 10 4
                                                          ----------------------


       NUMBER                                                        SHARES
    ------------                                                  ------------
    /   5275   /                                                  /          /
    ------------                                                  ------------


                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $ .001


THIS  CERTIFIES  THAT


                                    SPECIMEN



IS  THE  RECORD  HOLDER  OF


                    - Shares of PHOTOLOFT.COM common stock -

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:
       -----------

/s/  Lisa  Marshall                                          /s/  Jack  Marshall
-------------------                                          -------------------
          Secretary                                                    President


                                 [PHOTOLOFT.COM
                                 CORPORATE SEAL
                                     NEVADA]


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Notice:     Signature  must  be  guaranteed  by  a  firm  which  is  member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - patents in common             UNIF GIFT MIN ACT  - . . Custodian . .
TEN ENT - As  tenants by the entireties                     (Cust)     (Minor)
JT  TEN - as  joint tenants with right of         under uniform Gifts to Minors
          Survivorship  and  not  as  tenants     Act . . . . . .. . . . . . .
          In  common                                             (State)

                                           Additional abbreviations may also be
                                           used thoughnot in the above list.


           FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
  IDENTIFYING  NUMBER  OF  ASSIGNEE
-------------------------------------
/                                   /
-------------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
Of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ______________________



    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT AFTERATION
                      OR ENLARGEMENT OR ANY CHANGE WHATEVER


                                    SPECIMEN





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